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                                                                    EXHIBIT 31.1

                                  CERTIFICATION

I, Walter Alessandrini, certify that:

      1. I have reviewed this Quarterly Report on Form 10-Q/A of Avanex Corporation; and

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  January 16, 2004

         /s/ WALTER ALESSANDRINI
         -----------------------------------
         Walter Alessandrini

         President and Chief Executive Officer